T. Rowe Price All-Cap Opportunities Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2026

T. Rowe Price All-Cap Opportunities Portfolio

Supplement to Prospectus and Summary Prospectus dated May 1, 2025

In the Summary Prospectus and Section 1 of the Prospectus, the disclosure under “Management” is supplemented as follows:

Effective immediately, Peter Bates will join Justin White as a co-portfolio manager of the fund and a cochair of the fund’s Investment Advisory Committee. Effective June 21, 2026, Mr. White will step down from his role on the fund and Mr. Bates will become the fund’s sole portfolio manager and sole chair of the fund’s Investment Advisory Committee. Mr. Bates joined T. Rowe Price in 2004.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective immediately, Peter Bates will join Justin White as a co-portfolio manager of the fund and a cochair of the fund’s Investment Advisory Committee. Effective June 21, 2026, Mr. White will step down from his role on the fund and Mr. Bates will become the fund’s sole portfolio manager and sole chair of the fund’s Investment Advisory Committee. Mr. Bates joined the Firm in 2004, and his investment experience dates from 2001. During the past five years, he has served as a portfolio manager.

The date of this supplement is March 5, 2026.

G74-041 3/5/26